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                                                                    Exhibit 17.0




July 25, 2007



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20459



Mendoza Berger & Company, LLP has read Form 8K as filed by Purchasesoft, Inc. dated March 12, 2007 and agrees with the comments in Item 4.01.

MENDOZA BERGER & COMPANY, LLP



Irvine, California